Anaptys Announces Intent to Separate Biopharma Operations from Substantial Royalty Assets by Year-end 2026 • Designed to unlock potential value by creating two independent, publicly traded companies with different business objectives and opportunities • Upon completion, the royalty management company will manage royalties and milestone payments from financial collaborations, including Jemperli with GSK and imsidolimab with Vanda, with a focus on protecting and returning their value • Upon completion, the biopharma operations company will focus on development and potential commercialization of innovative immunology therapeutics for autoimmune and inflammatory diseases, including rosnilimab, ANB033 and ANB101 • Company to host a conference call with investors today at 4:30pm ET/1:30pm PT SAN DIEGO, Sept. 29, 2025 — AnaptysBio, Inc. (Nasdaq: ANAB), a clinical-stage biotechnology company focused on delivering innovative immunology therapeutics, announced today that its Board of Directors approved plans to explore separating its business into two independent, publicly traded companies, each poised for strong, sustainable growth. Referred to as “Royalty Management Co” and as “Biopharma Co” in this press release, the two companies’ different business models enable investors to align their investment philosophies and portfolio allocation with the strategic opportunities and financial objectives of each company. “Anaptys is strategically positioned with multiple attractive, high-potential assets, including our development-stage pipeline consisting of rosnilimab, ANB033 and ANB101, as well as substantial potential royalties and milestones payments from our ongoing financial collaborations with GSK and Vanda,” said Daniel Faga, president and chief executive officer of Anaptys. “In parallel with assessing multiple strategic options for rosnilimab in RA or UC, including securing a global partnership to help advance development in all indications or advancing in one Phase 3 indication independently, today’s announcement to explore a separation of our wholly owned biopharma programs from our royalty assets is intended to provide investors with the opportunity to realize and enhance the potential value of two distinct sets of assets.” Royalty Management Co Profile Upon completion, Royalty Management Co will hold and continue to manage the rights to the potential substantial Jemperli royalties from GSK and imsidolimab milestones and royalties from Vanda with a focus on protecting and returning value of the royalties to its shareholders. GSK recently announced strong commercial performance for Jemperli ($262 million/£196 million in Q2 2025 sales; $482 million/£370 million in 1H 2025 sales) with >19% USD and >12% GBP quarter-over-quarter growth. As of September 2025, GSK has continued to guide to more than £2 billion (approximately $2.7 billion1) in peak sales for Jemperli in monotherapy indications. In addition to the marketed indications in 1L and 2L endometrial cancer and dMMR solid tumors, GSK is conducting multiple registrational and proof-of-concept studies for Jemperli in additional indications for monotherapy and combinations, including: • AZUR-1 – pivotal Phase 2 – untreated stage II/III dMMR/MSI-H locally advanced rectal cancer o Top-line data in H2 2026; U.S. FDA Breakthrough Therapy Designation • AZUR-2 – pivotal Phase 3 – untreated stage III dMMR/ MSI-H resectable colon cancer • AZUR-4 – Phase 2 – untreated stage III MMRp/MSS resectable colon cancer • JADE – pivotal Phase 3 – locally advanced unresected head and neck squamous cell carcinoma

The financial collaboration with GSK provides for payment of Jemperli royalties of 8% of net sales up to $1 billion, 12% of net sales between $1 billion and $1.5 billion, 20% of net sales between $1.5 billion and $2.5 billion, and 25% of net sales above $2.5 billion. The royalty term under this collaboration extends at least through expiration of composition of matter coverage on the molecule which expires in 2035 in the U.S. and in 2036 in the EU. Currently, Jemperli receivables from GSK are payable to Sagard as a result of prior capped non-recourse monetizations and will terminate once Sagard has received an aggregate of either $600 million by March 31, 2031, or $675 million any time thereafter. Anaptys estimates Sagard will have accrued $250 million in royalties and sales milestones through year end 20252 and anticipates the full paydown of $600 million between mid-2027 and Q2 2028. For imsidolimab, under the financial collaboration with Vanda, Royalty Management Co would be eligible to receive up to $35 million for future sales milestones and regulatory approvals, including a $5 million milestone upon U.S. FDA approval, in addition to a 10% royalty on net sales. Vanda anticipates FDA BLA submission for generalized pustular psoriasis (GPP) in 2H 2025. Upon completion, Royalty Management Co is expected to require minimal infrastructure and staff, is anticipated to retain Anaptys’ net operating loss carryforwards and will operate under a new name. Biopharma Co Profile Upon completion, Biopharma Co will be a clinical-stage biotechnology company focused on the development and potential commercialization of innovative therapeutics for autoimmune and inflammatory diseases, including rosnilimab, ANB033 and ANB101. Rosnilimab, a pathogenic T cell depleter, has completed a successful Phase 2b trial in rheumatoid arthritis (RA) and is also in a Phase 2 trial for the treatment of ulcerative colitis (UC), with top-line data through Week 12 expected in November or December 2025. Anaptys is assessing multiple strategic paths forward for rosnilimab, including securing a global partnership to help advance development in all indications, including RA and UC or independently advancing into a Phase 3 program in UC. The outcome of this assessment could impact how the economic value of rosnilimab is allocated between Royalty Management Co and Biopharma Co. ANB033, a potentially best-in-class CD122 antagonist, targets CD122, the common beta subunit of IL-15 and IL-2, to reduce NK cells and subsets of cytotoxic CD8+ and CD4+ T cells that are dependent on IL-15 and/or IL-2 for their maintenance, and survival and pathogenic activity. Anaptys has initiated a Phase 1b cohort in an initial indication, celiac disease. Additionally, ANB101, a potentially differentiated BDCA2 modulator, targets plasmacytoid dendritic cells (pDCs) and potently inhibits interferon secretion and modulates antigen presentation for the treatment of autoimmune and inflammatory diseases. ANB101 is currently in a Phase 1a trial in healthy volunteers. Upon completion, Biopharma Co will launch with adequate capital to fund operations for at least two years through significant potential corporate milestones and will operate under a new name. Additional Information on the Intended Separation Anaptys anticipates the separation of Biopharma Co will be completed by year-end 2026. After the separation, Daniel Faga, president and CEO of Anaptys, is anticipated to be CEO of Biopharma Co. Specific decisions regarding the transaction and the board composition, leadership and financial operations of the two companies will be disclosed at a later time. While the separation is anticipated to be a taxable event, Anaptys is focused on minimizing overall corporate- and shareholder-level taxes across the entire transaction.

Completion of the proposed separation is subject to final approval by the Anaptys Board of Directors and other customary conditions, including the effectiveness of a registration statement with the U.S. Securities and Exchange Commission. There can be no assurance that any separation transaction will ultimately occur or, if one does occur, of its terms or timing. Paul, Weiss, Rifkind, Wharton & Garrison LLP is acting as legal adviser to Anaptys for the transaction. Conference Call and Webcast Information Anaptys will host an investor call and live webcast to discuss the announcement today, Monday, Sept. 29, 2025, at 4:30pm ET / 1:30pm PT. A live webcast will be available on the investor section of the Anaptys website at https://ir.anaptysbio.com/presentations-and-events. A replay of the webcast will be available for at least 30 days following the event. About Anaptys Anaptys is a clinical-stage biotechnology company focused on delivering innovative immunology therapeutics for autoimmune and inflammatory diseases. Its lead program, rosnilimab, a pathogenic T cell depleter, completed a Phase 2b trial for the treatment of rheumatoid arthritis and is in a Phase 2 trial for the treatment of ulcerative colitis. The company’s pipeline also includes ANB033, a CD122 antagonist, being studied in celiac disease and ANB101, a BDCA2 modulator, both in Phase 1 trials. Anaptys has also discovered and out-licensed in financial collaborations multiple therapeutic antibodies, including a PD-1 antagonist (Jemperli (dostarlimab-gxly)) to GSK and an IL-36R antagonist (imsidolimab) to Vanda Pharmaceuticals. To learn more, visit www.AnaptysBio.com or follow us on LinkedIn. Forward-Looking Statements This press release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: statements relating to plans for executing the separation, the expected timing of the separation, the expected financial operations and condition of the two companies following the separation; the strategies, plans and objectives of the two companies following the separation; expectations related to the leadership, management, and staffing of the two companies following the separation; the timing of the release of data from the Company’s clinical trials, including rosnilimab’s top-line Phase 2 clinical trial data in ulcerative colitis; timing of the R&D event for ANB033; whether any of the Company’s product candidates will be best in class; the Company’s ability to find a partner for rosnilimab and the timing of any such transaction; the adequacy of capital at Biopharma Co at the time of separation; the potential to receive any royalties or milestone payments from the Vanda Pharmaceuticals license agreement; the results of any future clinical trials for Jemperli; and the potential to receive any additional milestones and royalties from the GSK collaboration and the timing therefor. Statements including words such as “plan,” “continue,” “expect,” or “ongoing” and statements in the future tense are forward- looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause its results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements are subject to risks and uncertainties that may cause the company’s actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties related to the company’s ability to advance its product candidates, obtain regulatory approval of and ultimately commercialize its product candidates, the timing and results of preclinical and clinical trials, the company’s ability to fund development activities and achieve development goals, the company’s ability to protect intellectual property, the ability to effect the separation described herein and to meet the conditions related thereto; potential uncertainty during the pendency of the separation that could affect the company’s financial performance; the possibility that the separation will not be completed within the anticipated time period or at all; the possibility that the separation will not achieve its intended benefits; the possibility of disruption, including changes to existing business relationships, disputes, litigation or unanticipated costs in connection with the separation; uncertainty of the expected financial performance of Royalty Management Co or Biopharma Co following completion of the separation; negative effects of the announcement or pendency of the separation on the market price of the company’s securities and/or on the financial performance of the company, and other risks and uncertainties described under the heading “Risk Factors” in documents the company files from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this press release, and the company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. Contact: Nick Montemarano Executive Director, Investor Relations 858.732.0178 investors@anaptysbio.com _______________________________________ 1. CEO Emma Walmsley, 2025 JP Morgan CEO Series fireside chat, 9/11/2025, “there's no change to our peak year sales overall ambition for Jemperli, that's for sure, which is for more than £2 billion.”; Converted from GBP to USD using Q3 2025 average exchange rate (1.35x) 2. Anticipate ~$250 million of Sagard accruals by YE 2025 including $143 million paid through June 30, 2025, and assumes a ~15% quarter-over-quarter growth rate for Jemperli in Q3 2025 and Q4 2025 as well as pass-through of the $50 million sales milestone upon the achievement of $750 million worldwide Jemperli sales.